Exhibit 10.11

*** Indicates CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Amendment No. 7

to the A330 Purchase Agreement

Dated as of December 21, 2000

Between

AVSA, S.A.R.L.

And

NORTHWEST AIRLINES, INC.

This Amendment No. 7 (hereinafter referred to as the “Amendment”) is entered into as of January 21, 2005, between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “AVSA”), and NORTHWEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Minnesota, United States of America, having its principal corporate offices located at 2700 Lone Oak Parkway, Eagan, Minnesota 55121, USA (hereinafter referred to as the “Northwest”).

WITNESSETH

WHEREAS, Northwest and AVSA entered into an A330 Purchase Agreement, dated as of December 21, 2000, relating to the sale by AVSA and the purchase by Northwest of certain Airbus A330-300 aircraft (the “Aircraft”) which, together with all Exhibits, Appendices and Letter Agreements attached thereto, and as amended by Amendment No. 1 dated as of November 26, 2001, Amendment No. 2 dated as of December 20, 2002, Amendment No. 3 dated as of April 30, 2003, Amendment No. 4 dated as of December 18, 2003, Amendment No. 5 dated as of April 13, 2004, Amendment No. 6 dated as of June 6, 2004, and notice dated as of July 29, 2004, is hereinafter called the “Agreement”;

WHEREAS, AVSA and Northwest have agreed to changes in the Agreement; and

WHEREAS, capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

IN CONSIDERATION OF THE PROMISES AND PERFORMANCES HEREIN SOUGHT AND RECEIVED, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, AVSA AND NORTHWEST AGREE AS FOLLOWS:

1.                                       DEFINITIONS

1.1                                 Clause 1 of the Agreement is amended by the addition of the following definitions between the words “QUOTE” and “UNQUOTE”:

QUOTE

Additional A330-200 Aircraft – either or both of the *** A330-200 model aircraft bearing rank numbers *** in the table in Subparagraph 2.4 of Amendment No. 7, which are to be purchased by AVSA and sold to Northwest pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

Additional A330-300 Aircraft – any or all of the *** A330-300 model aircraft bearing rank numbers *** in the table in Subparagraph 2.4 of Amendment No. 7, which are to be purchased by AVSA and sold to Northwest pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

Additional A330 Aircraft - any or all of the Additional A330-300 Aircraft or Additional A330-200 Aircraft.

Amendment No. 7 – Amendment No. 7 to this Agreement, dated as of January 21, 2005.

UNQUOTE

1.2                                 The definition of Aircraft in Clause 1 of the Agreement is canceled and replaced by the following definition between the words “QUOTE” and “UNQUOTE”:

QUOTE

Aircraft - any or all of the (i) Firm Aircraft, (ii) Purchase Right Aircraft that have been converted to a firm order, or (iii) Additional A330 Aircraft to be purchased by AVSA and sold to Northwest pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

UNQUOTE

2.            DELIVERY

2.1           Acceleration of Aircraft

AVSA will reschedule one (1) ***, reschedule and convert to *** one (1) ***Aircraft and reschedule one (1) *** as follows:

Current Delivery Schedule and Aircraft No.	Delivery Schedule and Aircraft No. in this Amendment
*** 2007 (No. 21, ***)	*** 2006 (No. 21, ***)
*** 2008 (No. 23, ***)	*** 2006 (No. 22, ***)
*** 2008 (No. 24, ***	*** 2006 (No. 24, ***)

2.2           Conversion of Aircraft

The *** scheduled for delivery in *** 2007 will be converted to a ***.

Current Delivery Schedule and Aircraft No.	Converted Firm A330-300 Aircraft
*** 2007 (No. 22, ***)	*** 2007 (No. 27, ***)

2.3           Additional A330 Aircraft

The Additional A330 Aircraft will be delivered to Northwest in accordance with the schedule below in Subparagraph 2.4.

2.4           New Delivery Schedule

As a consequence of Subparagraphs 2.1, 2.2 and 2.3 above, the delivery schedule in Subclause 9.1 of the Agreement is hereby canceled and replaced by the following quoted delivery schedule:

QUOTE

Rank	CAC Id. No.	Aircraft	Delivery Month
1	95239	Firm Aircraft (A330-300)	Jun-03
2	95259	Firm Aircraft (A330-300)	Jul-03
3	95260	Firm Aircraft (A330-300)	Aug-03
4	95261	Firm Aircraft (A330-300)	Sep-03
5	95262	Firm Aircraft (A330-300)	Oct-03
6	95264	Firm Aircraft (A330-300)	Feb-04
7	95266	Firm Aircraft (A330-300)	Apr-04
8	95267	Firm Aircraft (A330-300)	May-04
9	95268	A330-200 Converted Firm A330-200 Aircraft	Jul-04
10	95269	A330-200 Converted Firm A330-200 Aircraft	Aug-04
11	95270	A330-200 Converted Firm A330-200 Aircraft	Sep-04
12	95271	A330-200 Converted Firm A330-200 Aircraft	Sep-04
13	95272	A330-200Converted Firm A330-200 Aircraft	Oct-04
14	95273	A330-200Converted Firm A330-200 Aircraft	Oct-04
15	95274	A330-200Converted Firm A330-200 Aircraft	Nov-04
16	95275	***	*** 05
17	95276	***	*** 05
18	95278	***	*** 05
19	95281	***	*** 06
20	95280	***	*** 06
21	95263	***	*** 06
22	95277	***	*** 06
23		***	*** 06
24	95279	***	*** 06
25		***	*** 07
26		***	*** 07
27	95265	***	*** 07
28		***	*** 07
29		***	*** 07
30		***	*** 07
31		***	*** 07
32		***	*** 07

CAC Id. Nos. will be provided for Aircraft Rank Nos. 23, 25, 26 and 28 through 32 after signature of this Amendment.

UNQUOTE

2.5                                 Third-Party Release

The Aircraft bearing Rank Nos. *** and *** in the schedule in Subparagraph 2.4 are subject to third-party release within *** Working Days of signature of this Amendment.   Promptly after such period, AVSA will notify Northwest whether it has obtained such release.

If third-party release is obtained, the schedule in Subparagraph 2.4 will remain in full force and effect.

If, however, third-party release is not obtained within the period stated above, AVSA will, at Northwest’s option,

(i)                                     in respect of the Aircraft bearing Rank No. ***, either

(a)                                  pay Northwest ***, which is ***, upon which neither Northwest nor AVSA will have any more rights or obligations in respect of such Aircraft, or

(b)                                 offer the Buyer an alternative delivery position for such Aircraft not later than 2007 (if Aircraft bearing Rank No. *** is the first Aircraft in respect of which such third-party release has not been obtained) or the first half of 2008 (if Aircraft bearing Rank No. *** is the first Aircraft in respect of which such third-party release has not been obtained), and

(ii)                                  in respect of the Aircraft bearing Rank No. ***, offer the Buyer an alternative delivery position for such Aircraft not later than 2007 (if Aircraft bearing Rank No. *** is the first Aircraft in respect of which such third-party release has not been obtained) or the first half of 2008 (if Aircraft bearing Rank No. *** is the first Aircraft in respect of which such third-party release has not been obtained).

3.                                      OPTION AIRCRAFT AND PURCHASE RIGHT AIRCRAFT

3.1                                 Option Aircraft

All Option Aircraft in the Agreement are hereby canceled, and neither AVSA nor Northwest shall have any further rights or obligations with respect thereto.

3.2                                 Purchase Right Aircraft

The number of Purchase Right Aircraft in Subparagraph 3.1.1 of Letter Agreement No. 2 of the Agreement is hereby reduced from *** to ***, and Northwest’s right to exercise such Purchase Right Aircraft shall expire on ***.

Subparagraph 3.2 of Letter Agreement No. 2 of the Agreement is hereby canceled and replaced by the following quoted text:

QUOTE

3.2                                 Applicable Terms

On Purchase Right Aircraft Exercise, (i) notwithstanding the cancellation of Option Aircraft pursuant to Subparagraph 3.1 of Amendment No. 7, the price and price revision terms that apply to Option Aircraft will be extended to the applicable Purchase Right

Aircraft, so long as such Purchase Right Aircraft are scheduled for delivery to Northwest before the end of ***, (ii) all other terms and conditions in the Agreement that apply to Aircraft will apply to such Purchase Right Aircraft, and (iii) such Purchase Right Aircraft will be deemed to be an Aircraft.

UNQUOTE

4.                                      SPECIFICATION

4.1                                 The Specification of the Additional A330-300 Aircraft will be as stated in Subclause 2.2 of the Agreement.

4.2                                 The Specification of the Additional A330-200 Aircraft will be as stated in Subparagraph 4.4.1 of Letter Agreement No. 2 of the Agreement.

5.                                      FLEXIBILITY

5.1                                 The “Flexibility Rights,” defined in Letter Agreement No. 2 to the Agreement, will not apply to *** scheduled for delivery in *** 2006 (Rank No. 21, bearing CAC No. 95263), *** scheduled for delivery in *** 2006  (Rank No. 22, bearing CAC No. 95277), the *** scheduled for delivery in *** 2006 (Rank No. 24, bearing CAC No. 95279) or any of the Additional A330 Aircraft.

5.2                                 In respect of each of the *** bearing rank numbers *** in the schedule in Subparagraph 2.4 above, AVSA grants Northwest the right to convert each such Additional A330-300 Aircraft into an A330-200 model aircraft (the “Converted A330-200 Aircraft”) and each such Additional A330-200 Aircraft into an A330-300 model aircraft (the “Converted A330-300 Aircraft”) (the “Additional Conversion Right”).   Northwest may exercise the Additional Conversion Right by giving written notice to AVSA no later than ***months prior to the first day of the calendar quarter in which the Aircraft to be converted is scheduled for delivery.  The delivery position for a Converted A330-200 Aircraft and Converted A330-300 Aircraft will be within the same calendar quarter as the delivery position of the Additional A330 Aircraft from which it was converted.  Subject to Subparagraph 2.1 of Letter Agreement No. 1 to this Amendment, the terms and conditions applicable to a Converted A330-200 Aircraft will be the same as those that apply to Additional A330-200 Aircraft and the terms and conditions applicable to Converted A330-300 Aircraft will be the same as those that apply to Additional A330-300 Aircraft.  The Additional Conversion Right may be exercised separately with respect to each of the four (4) Additional A330 Aircraft referred to in this Subparagraph 5.2; however, the Additional Conversion Right may be executed only once with respect to each such Additional A330 Aircraft.

6.                                     PRICING

6.1                                 Base Prices

The Base Price of the Additional A330 Aircraft is set forth in Exhibit A to this Amendment.

6.2                                 Credit Memoranda

Letter Agreement No. 1 of the Agreement is superseded and replaced by Letter Agreement No. 1 to this Amendment.

6.3                                 ***

With respect solely to Additional A330 Aircraft, the following provisions amend and replace the quoted provisions of Subparagraph 3 of Letter Agreement No. 11 of the Agreement.

QUOTE

***

***

***

***

***

***

UNQUOTE

7.                                      PREDELIVERY PAYMENTS

Letter Agreement No. 8 of the Agreement is superseded and replaced by Letter Agreement No. 2 to this Amendment.

8.                                     EFFECT OF THE AMENDMENT

The provisions of this Amendment are binding on both parties upon execution hereof. The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment, it being understood that Paragraphs 9, 10, 11 and 12 of the Airbus A330-200/-300 Term Sheet, bearing reference no. 5328/14 and dated as of December 10, 2004, will survive signature and execution of this Amendment, and that the date for the mutual agreement contemplated in such Paragraph 10 is hereby extended from January 21, 2005, to January 28, 2005.  AVSA’s price for the specification upgrade contemplated in such Paragraph 10 of the Airbus A330-200/-300 Term Sheet will not exceed *** expressed in January 2004 dollars subject to the applicable price revision formula.

Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

9.                                     CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Subclause 22.4 of the Agreement.

If the foregoing correctly sets forth our understanding, please indicate your acceptance by signing in the space provide below.

Accepted and Agreed,	Very truly yours,
NORTHWEST AIRLINES, INC.	AVSA, S.A.R.L.

By:	By:

Its:	Its:

*** Indicates CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

LETTER AGREEMENT NO. 1

AMENDED AND RESTATED LETTER AGREEMENT NO. 1

As of January 21, 2005

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Re:  PURCHASE INCENTIVES

Dear Ladies and Gentlemen:

Northwest Airlines, Inc. (“Northwest”), and AVSA, S.A.R.L. (“AVSA”), have entered into an Airbus A330 Purchase Agreement, dated December 21, 2000 (as amended from time to time prior to the date hereof, the “Agreement”).   The Agreement covers, among other things, the sale by AVSA and the purchase by Northwest of certain aircraft, under the terms and conditions set forth therein.  The parties hereto have agreed that this Amended and Restated Letter Agreement No. 1 to the Agreement (this “Letter Agreement”) shall amend and restate in its entirety Letter Agreement No. 1 of the Agreement, which set forth certain additional terms and conditions regarding the sale of the aircraft under the Agreement (the “Aircraft”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties hereto agree that this Letter Agreement shall constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.                                                                                       AVSA CREDIT MEMORANDA FOR ALL AIRCRAFT THAT ARE A330-300 MODEL AIRCRAFT

1.1                                                                                 AIRCRAFT THAT ARE A330-300 MODEL AIRCRAFT OTHER THAN ADDITIONAL A330-300 AIRCRAFT

1.1.1                                                                        AVSA will provide to Northwest upon delivery of each Aircraft that is an A330-300 model aircraft, other than Additional A330-300 Aircraft, the credit memoranda listed below in Subparagraphs 1.1(i) through 1.1(v):

(i)                                     ***

(ii)                                  ***

(iii)                               ***

(iv)                              ***

(v)                                 ***

(vi)                              ***

Hereinafter, the***are collectively referred to as the “AVSA Credit Memoranda.”

1.1.2                                                                        The AVSA Credit Memoranda have been established in accordance with January 2000 delivery conditions (dollars) and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.

1.1.3                                                                        Each AVSA Credit Memorandum will be applied by AVSA against the Final Contract Price of each Aircraft that is an A330-300 model aircraft, other than Additional A330-300 Aircraft.

1.2                                                                                 ADDITIONAL A330-300 AIRCRAFT

1.2.1                                                                        Upon delivery of each Additional A330-300 Aircraft under Amendment No. 7, AVSA will provide to Northwest the credit memoranda listed below in Subparagraphs 1.2(a) through 1.2(c):

(a)                                  ***;

(b)                                 *** and

(c)                                  ***

1.2.2                                                                        The *** and *** have been established in accordance with July 2004 delivery conditions (dollars) and will be revised to the actual delivery date of each applicable Additional A330-300 Aircraft in accordance with *** and, together with the ***, at Northwest’s option, will be (i) applied by AVSA against the Final Contract Price of each applicable Additional A330-300 Aircraft or (ii) used by Northwest for the purchase of goods and services from AVSA or any of its Affiliates.

1.2.3                                                                        ***

1.3.                                                                              CREDIT MEMORANDA FOR FIRM AIRCRAFT

1.3.1                                                                        AVSA will provide to Northwest upon delivery of each of the twenty-four (24) Firm Aircraft the credit memoranda listed below in Subparagraphs 1.1(i) through 1.1(ii):

(i)                                     ***; and

(ii)                                  ***

1.3.2                                                                        The *** has been established in accordance with January 2000 delivery conditions (dollars) and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.   ***

1.3.3                                                                        Each *** and*** will be applied by AVSA against the Final Contract Price of each Firm Aircraft.

2.                                                                                       AVSA CREDIT MEMORANDA FOR ADDITIONAL A330-200 AIRCRAFT

2.1                                                                                 In substitution for Northwest’s rights to the Special Credit Memorandum under Paragraph 7.1 (ii) of Amendment No. 2 of the Agreement, the Special Credit Memorandum will be applicable to up to *** Additional A330-200 Aircraft.  Application of the Special Credit Memorandum to such Additional A330-200 Aircraft will fully satisfy AVSA’s obligations with respect to the Special Credit Memorandum under such Paragraph 7.1(ii).

2.2                                                                                 Upon delivery of each Additional A330-200 Aircraft under Amendment No. 7, AVSA will provide to Northwest the credit memoranda listed below in Subparagraphs 1.2(a) through 1.2(c):

(a)                                  ***

(b)                                 ***; and

(c)                                  ***

2.3                                                                                 The *** and*** have been established in accordance with July 2004 delivery conditions (dollars) and will be revised to the actual delivery date of each applicable Additional A330-200 Aircraft in accordance with *** and, at Northwest’s option, will be (i) applied by AVSA against the Final Contract Price of each applicable Additional A330-200 Aircraft or (ii) used by Northwest for the purchase of goods and services from AVSA or any of its Affiliates.

3.                                                                                       CREDITS AS PRICE ADJUSTMENT

AVSA and Northwest agree that credits offered to Northwest pursuant to the provisions of this Letter Agreement are intended to constitute an adjustment to the purchase price of the Aircraft associated thereto.  Nothing in this Letter Agreement should be read to provide an inference as to the characterization of credits found in clauses or paragraphs of the Agreement other than this Letter Agreement.

4.                                                                                       ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 shall be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

Very truly yours,

AVSA, S.A.R.L.

By:

Its:

Accepted and Agreed

NORTHWEST AIRLINES, INC.

By:

Its:

*** Indicates CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

LETTER AGREEMENT NO. 2

AMENDED AND RESTATED LETTER AGREEMENT NO. 8

As of January 21, 2005

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Re:  PREDELIVERY PAYMENTS

Dear Ladies and Gentlemen:

Northwest Airlines, Inc. (“Northwest”), and AVSA, S.A.R.L. (“AVSA”), have entered into an Airbus A330 Purchase Agreement, dated December 21, 2000 (as amended from time to time prior to the date hereof, the “Agreement”).   The Agreement covers, among other things, the sale by AVSA and the purchase by Northwest of certain aircraft, under the terms and conditions set forth therein.  The parties hereto have agreed that this Amended and Restated Letter Agreement No. 8 to the Agreement (this “Letter Agreement”) shall amend and restate in its entirety Letter Agreement No. 8 of the Agreement (the “Original Letter Agreement No. 8”), which set forth certain additional terms and conditions regarding the sale of the aircraft under the Agreement (the “Aircraft”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

The parties hereto agree that this Letter Agreement shall constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of the Agreement, except that if the Agreement, as applicable, and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.                                       PREDELIVERY PAYMENT ***

1.1                                 ***

1.2                                 Firm Aircraft

1.2.1                        ***

1.2.2                        ***

1.2.3                        ***

1.3                                 ***

1.3.1                        ***

1.3.2                        ***

1.3.3                        ***

1.3.4                        Upon the termination of the Agreement as to an Aircraft,

(i)                                     either (a) in the circumstances contemplated in Subclauses 10.2, 10.3 or 10.5 of the Agreement, or (b) in the circumstances contemplated in Subclauses 11.4 or 11.5 of the Agreement, in the event that the ***; and

(ii)                                  by Northwest pursuant to Subclause 21.2 of the Agreement, ***.

1.3.5                        ***

1.3.6                        ***

1.4                                 Additional Payments

***:

(i)                                     ***; and

(ii)                                  ***

2.                                       ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 shall be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

Very truly yours,
AVSA, S.A.R.L.

By:

Its:

Accepted and Agreed

NORTHWEST AIRLINES, INC.

By:

Its: